SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 31, 2000
                                                        -----------------

                         ARIZONA INSTRUMENT CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-12575                                          86-0410138
(Commission File Number)                    (I.R.S. Employer Identification No.)

  1912 West 4th Street, Tempe, Arizona                      85281
(Address of Principal Executive Offices)                  (Zip Code)

                                 (602) 470-1414
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              (Registrant's Telephone Number, Including Area Code)

ITEM 4: CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     1. On January 28, 2000, the Company was notified that the McGladrey & Pullen, LLP had acquired the attest assets of the Registrants independent auditors Toback CPAs P.C. and that Toback CPAs would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

     2. The auditor's reports from Toback CPAs P.C. for the Registrant's past fiscal year did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Toback CPAs P.C. became the Registrant's auditors after the Registrant dismissed Deloitte & Touche, LLP, auditors for the fiscal year ended December 31, 1997.

     3. The decision to engage McGladrey & Pullen, LLP was approved by the board of directors.

     4. During the Registrant's most recent fiscal year and the subsequent interim period preceding the change, there have been no disagreements with Toback CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     5. The Registrant has requested Toback CPAs, P.C. to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               Exhibit Number                        Description
               --------------                        -----------
                  16.1                   Letter regarding change of accountant


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ARIZONA INSTRUMENT CORPORATION
                                           (Registrant)

February 8, 2000                           By /s/ George G. Hays
                                             -----------------------------------
                                           George G. Hays
                                           President and Chief Executive Officer